THE GABELLI
                                        UTILITY TRUST

SEMI-ANNUAL Report
JUNE 30, 2000

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     Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Fund will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                             [Photo of Mario J. Gabelli omitted]
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TO OUR SHAREHOLDERS,

      The second quarter of 2000 was mixed, but generally favorable, for electric and gas utility investors. Interest rates at the short end of the yield curve continued to rise, as the Federal Reserve raised rates by another fifty basis points, bringing the total increase in the current round of tightening to 175 basis points. Interest rates at the long end of the yield curve climbed back above 6% in the second quarter after falling noticeably in the first quarter. U.S. electric and gas utility stocks rose in nominal terms and easily outperformed the broader equity market. Water stocks were generally flat to down in price, while telecom stocks came under severe pressure.

      The outlook for utility stock performance this year continues to look fairly positive, although the best gains, particularly in the electric and gas stocks, may be behind us. The now-inverted Treasury yield curve indicates that interest rates are probably near the peak for this cycle, and falling long rates should result in utility price appreciation. The unsettled equity market conditions seen in the second quarter may lead investors to appreciate the high yields and relatively stable prices of utility stocks. Looking beyond the immediate future, electric, gas and water stocks are likely to benefit from continuing domestic consolidation and increasing foreign interest in the U.S. market. In June, NS Power, the privatized electric company serving Nova Scotia, agreed to acquire Bangor Hydroelectric Co. at a substantial premium. Also, in July AES Corp. agreed to acquire IPALCO, another portfolio holding, for a price exceeding three times book value and eight times EBITDA (Earnings Before Interest, Taxation, Depreciation and Amortization). In addition, National Grid plc and PowerGen plc, both of the U.K., have publicly stated that they each intend to acquire another U.S. electric utility company, with National Grid likely to make its move this year.

      Foreign telecommunications giants with premium multiples are eyeing the U.S. market hungrily. With foreign telecommunications buyers having the size, the valuations and the interest to buy in North America, deal activity is likely to increase, with American companies more likely sellers than buyers at current depressed valuations.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Utility Trust's (the "Trust") net asset value ("NAV") total return was 1.54%. The Standard & Poor's ("S&P") Utility Index had a total return of 6.70% while the Lipper Utility Fund Average declined 5.20% over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on July 9, 1999 through June 30, 2000, the Trust had a cumulative total return of 7.90%, including adjustments of $0.45 per share in distributions. The S&P Utility Index declined 3.87%, while the Lipper Utility Fund Average rose 12.62% over the same period.

      The Utility Trust's common shares ended the second quarter at $7.9375 per share on the New York Stock Exchange, a total return of 6.99% for the second quarter. The Utility Trust's common shares rose 5.29% since inception on July 9, 1999 through June 30, 2000 after adjusting for all distributions.


OUR APPROACH

      There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than are needed. We think that over the next few years the industry will consolidate into a much smaller number of larger, more efficient operators. The balkanized structure of the industry today is inherently inefficient, and competitive forces are punishing inefficiency. The industry has consolidated substantially already, and would have done so even faster except for regulatory sclerosis impeding the pace of mergers and acquisitions. We are skeptical about the claims of the mega-utilities to be able to deliver superior returns, but we believe that the small-cap and mid-cap utilities are generally doing well on their own and over time are likely acquisition targets as the largest utilities seek increasing advantages of scale. Our investments in the electric and natural gas stocks have generally focused on fundamentally sound, reasonably priced small-cap and mid-cap utilities that are logical acquisition targets for large utilities seeking to bulk up.

WHAT WE DO

      The success of momentum investing in recent years and investor's desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will describe the boring value approach that has seen us through both good and bad for over 23 years at Gabelli Asset Management. The accompanying graphic illustrates the interplay among the four components of our valuation approach.

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Pyramid text as follows:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA"), minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the utility industry, deregulation is transforming the sector, as consumers begin to be offered a choice in service providers. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. The competition created from deregulation should continue to drive consolidation, as utilities seek to lower their rates and cut costs. The benefits and savings from these cost reductions and increased sales should enhance the potential investment return of utility stocks.

COMMENTARY

ECONOMIC OVERVIEW

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to re-allocate the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of attractive fundamental values in the equity markets, the overall market, as measured by the S&P 500 Index, is still rather richly priced relative to historic norms.

      Of concern to us is the soaring trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and if the U.S. financial markets sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. If international demand dries up, the favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted. In addition, the Federal Reserve may have to pump up interest rates even further, and at the wrong time, to defend the dollar.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. We have labeled this rosy economic scenario "Soft Landing Part II". Ideally, we will see a much broader market advance in which companies in a wider range of industries participate.

LEGISLATION LOOMS AS SUPPLIES TIGHTEN

      There have been sporadic shortages, brownouts and wholesale price spikes for the past several years, and some utilities and customers caught short have been stung. Conversely the companies that have invested in merchant generation have generally reaped handsome rewards. The price volatility and economic impact of supply disruptions has led to calls for federal legislation. Action is unlikely this year, and control of the House and Senate are up for grabs, so it is unclear what the prospects are for next year. It is clear, however, that the current status quo is unstable. Some combination of new generation and transmission capacity, distributed generation and conservation is clearly necessary, and pressure is growing for a federal, rather than state-by-state solution. The industry has generally favored regulation by the states over federal regulation, and the prospect of a federal power grab is likely to spur additional utility consolidation.

      Following substantial restructuring efforts by electric utility companies, accompanied by regulatory actions and related legislation, the risk profile of the electric power industry has been greatly reduced. Those utilities with low generating costs did not need to be restructured, although some were, while the high cost generators have largely done so. The biggest challenge facing most electric companies continues to be how to redeploy capital and rising free cash flow at attractive rates of return. This is harder than it sounds. Electric utilities are using their excess capital to invest in telecommunications, Internet auctions sites, electric and HVAC ("heating, ventilation and air conditioning") contractors, and other ventures further afield. Many of these ventures are doomed to fail in our opinion, and we tend to view the more grandiose visions of certain utilities skeptically. Utilization of excess capital to retire debt and buy back stock generates lower returns than diversification, but with much lower risk. We tend to favor companies that return excess capital to investors. Among the Trust's holdings in the electric utility sector are a substantial number of companies that are consistent, substantial buyers of their own stock, including DPL, IPALCO and NSTAR.

      The gas distribution sector does not have compelling growth characteristics. Gas distribution companies typically grow earnings in the very low single digits. Pipeline companies are running into earnings pressure as long-term contracts expire and are replaced with shorter-term deals. In addition, near-term excess pipeline capacity is putting pressure on transportation rates. This pressure should be manageable, but we are watching developments carefully. Offsetting the pressure on earnings is the increasing contribution to earnings from energy services and trading, and the benefit to earnings from rising energy prices, since most pipelines have significant investments in energy exploration and production. Gas stocks, particularly the pipelines, were some of the better-performing stocks in the Trust's portfolio in the first quarter and did even better in the second quarter. We added to our natural gas holdings in the second quarter.

      Water companies with few exceptions are doing well in a low risk, highly capital-intensive business. Following the merger and acquisition frenzy of 1999, the few remaining independent water stocks moved to price levels that incorporated substantial acquisition premiums, and we have elected to wait for prices to return to more normal levels before buying.

      Telecommunications companies continue to generate very impressive earnings growth in the face of mounting competitive pressures. The Trust has small positions in U.S. incumbent local exchange carriers, also known as the local telephone companies. These companies are generating EPS growth in the low teens, trade at half the market multiple and have solid balance sheets and substantial cash flows. So far these holdings have been a drag on the Trust's performance. Investors are concerned that rising capital expenditures combined with increasing competitive pressures will affect earnings growth. This is a legitimate concern, but we believe that investors are underestimating the local telecommunications companies' advantages of incumbency, ubiquity, liquidity and scale. Public capital is not available to competitive local exchange companies on any terms, and it remains to be seen how much longer private capital will be willing to fund the capital expenditures and operating losses of the new entrants.

      The European telecommunications companies generally trade at substantial premiums to the local market and to the U.S. peer group. This valuation disparity is probably unsustainable, and the U.S. telecommunications companies are likely to appreciate in absolute and relative terms to their European peers.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENTURYTEL INC. (CTL - $28.75 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.2 million access lines in the South and Midwest. CenturyTel also has over 700,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CTL has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues.The company recently announced that it is acquiring about 460,000 access lines in three states for $1.5 billion. CTL continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

CITIZENS COMMUNICATIONS CO. (CZN - $17.25 - NYSE) will soon become the country's largest independent local exchange carrier once it completes several acquisitions of over two million access lines for $6.5 million. Upon completion of these transactions, accompanied by divestitures of its utilities operations, CZN will reposition itself as a pure telecommunications company. CZN also owns 81% of a competitive carrier Electric Lightwave (ELIX - $18.6875 - Nasdaq) with fiber optic networks covering the Western part of the U.S.

DPL INC. (DPL - $21.9375 - NYSE) provides electric service to metropolitan Dayton, Ohio. In the past six months DPL sold its gas distribution operations to Vectren Corp., sold a significant equity stake to KKR, and repurchased 25 million shares of stock in a self-tender. We sold most of the Trust's shares to the company in the tender in the first quarter at $23, and when the stock sold off below $20 after the tender offer closed, we bought back in. The stock is cheap based on current and prospective earnings, and has substantial unrealized gains in its sizeable investment portfolio. We think that KKR's involvement in the company may ultimately lead to a merger or leveraged buyout of DPL.

EASTERN ENTERPRISES (EFU - $63.00 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Shareholders of EnergyNorth (EI - $59.25 - NYSE) have approved a proposed merger agreement with Eastern. Eastern will then serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,300 barges and 87 towboats.
ServicEdge is the largest unregulated provider of residential heating, ventilation and air conditioning ("HVAC") equipment installation and service to customers in Massachusetts. In November, Eastern announced it had entered into an agreement to be acquired by KeySpan Corp. (KSE - $30.75 - NYSE) for $64.00 per share in cash.

EL PASO ELECTRIC CO. (EE - $11.1875 - AMEX) is a public utility engaged in the generation, transmission and distribution of electricity in an area of approximately 10,000 square miles in west Texas and southern New Mexico. The company also serves wholesale customers in Texas, New Mexico, California and Mexico. EE owns, or has significant ownership interests in, four major 345 kV transmission lines and three 500 kV lines to provide power from Palo Verde, and owns the distribution network within its retail service territory. The company's energy sources consist of nuclear fuel, natural gas, coal and purchased power.

LG&E ENERGY CORP. (LGE - $23.875 - NYSE) serves most of the state of Kentucky. The company's core business is efficient and well managed, and LG&E enjoys some of the lowest generating costs in the U.S. The stock had fallen out of investor favor because of continuing losses in LG&E's wholesale power business, which the company had failed to resolve. During the first quarter, LG&E agreed to be acquired by PowerGen plc of the U.K. for approximately $24 per share in cash. The acquisition of LG&E marks the third purchase of a U.S. utility by a British utility in the past year. We think that there will be more activity by European strategic buyers in the U.S.

MCN ENERGY GROUP INC. (MCN - $21.375 - NYSE) is a major natural gas distributor serving southeastern Michigan. MCN agreed to sell out to DTE Energy (DTE - $30.5625 - NYSE), the parent of Detroit Edison, late in 1999. We like DTE because it is statistically cheap and has substantial hidden assets, primarily its 32% stake in Plug Power (PLUG - $62.50 - Nasdaq), a major fuel cell manufacturer. MCN was trading at a discount to the merger value of 20% when we bought the stock. Because the closing has been delayed by regulatory concerns, the discount is still very substantial. We believe that the regulatory concerns are manageable and that the deal is likely to close on the original terms.

NSTAR (NST - $40.6875 - NYSE) is the parent company of Boston Edison and Commonwealth Energy, which Edison acquired last year. The acquisition increased the company's size by about 50%, and was accorded unusually generous regulatory treatment by Massachusetts. As a result of the excellent geographic fit of the two companies, there is unusually good scope to cut costs and enhance efficiencies, and a substantial portion of these savings will be retained by shareholders. The company also has substantial telecommunications assets that are not reflected in the share price. The stock has lagged so far this year due to concerns about NSTAR's exposure to wholesale power price spikes during the summer peak season. These concerns are conceptually correct but exaggerated in our opinion. At less than eleven times earnings, which are growing at nearly 10% per year, the stock is cheap. Down the road NSTAR is a logical acquisition candidate, but is unlikely to sell out anytime soon.

UNITED WATER RESOURCES INC. (UWR - $34.875 - NYSE) will sell the two-thirds of the company that Suez Lyonnaise des Eaux SA (LY.P - $183.50 - Paris Stock Exchange) does not already own to LY for $1.8 billion in cash and assumed debt. LY offered $35 per share in cash and will assume $800 million in debt and preferred stock of UWR, the number two U.S. water company. LY also bought Nalco Chemical Co., the largest U.S. manufacturer of water-treatment chemicals. LY's acquisitions in the U.S. water market are part of its effort to keep pace with its French rival, Vivendi, which has also been making advances in the U.S. water market. UWR provides water and sewer treatment services to 7.5 million people in 19 states. Upon completion of the UWR acquisition, LY will have worldwide water and wastewater revenues of more than $7.4 billion.

VASTAR RESOURCES INC. (VRI - $82.125 - NYSE) is an independent oil and gas (non-integrated) exploration and production company. VRI's exploration and production operations are concentrated in four premier producing regions of the United States: the Gulf of Mexico, Gulf Coast, San Juan Basin and Mid-Continent. The company markets most of its natural gas nationwide through Southern Company Energy Marketing LP, a limited partnership in which it currently owns a 40% interest. Vastar directly markets its crude oil and natural gas liquids nationwide. Proven reserves were approximately 4,074 Bcfe (billion cubic feet equivalent) as of December 31, 1999. Of this amount, approximately 65% are gas reserves and 35% are liquids reserves.

SHAREHOLDER MEETING - MAY 15, 2000 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 15, 2000 at the Greenwich Library in Greenwich, Connecticut. At that meeting, shareholders elected James P. Conn, John D. Gabelli, Karl Otto Pohl and Anthony R. Pustorino as Directors of the Utility Trust. A total of 9,844,624 votes, 9,820,173 votes, 9,803,419 votes and 9,820,630 votes were cast in favor of each Director and 56,256 votes, 80,707 votes, 97,460 votes and 80,249 votes were withheld for each Director, respectively.

      Mario J. Gabelli, Thomas E. Bratter, Felix J. Christiana, Anthony J. Colavita, Vincent D. Enright, Frank J. Fahrenkopf, Jr., and Robert J. Morrissey and Salvatore J. Zizza continue to serve in their capacities as Directors of the Utility Trust.

Additionally, shareholders ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Utility Trust for the fiscal year ending December 31, 2000. 9,848,120 votes were cast in favor of this proposal, 19,795 votes were cast against this proposal and 32,965 votes abstained.

      We thank you for you participation and appreciate your continued support.

MONTHLY DISTRIBUTIONS

      The Gabelli Utility Trust has set a $.05 per share monthly distribution policy for the year 2000.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The major factors depressing utility stock prices in 1999 were rising long-term interest rates and investors' infatuation with technology stocks. With long rates perhaps having peaked for this cycle and with technology stocks now coming under some pressure, utility price performance is likely to continue to improve in both absolute and relative terms.

                                      Sincerely,

                                      /S/ SIGNATURE

                                      MARIO J. GABELLI, CFA
                                      President and Chief Investment Officer

August 14, 2000


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                                TOP TEN HOLDINGS
                                  JUNE 30, 2000
                                  -------------
          Eastern Enterprises                   LG&E Energy Corp.
          United Water Resources Inc.           El Paso Electric Co.
          EnergyNorth Inc.                      CenturyTel Inc.
          Columbia Energy Group                 Northeast Utilities
          E'Town Corp.                          NSTAR
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

                                                                    MARKET
   SHARES                                        COST               VALUE
   ------                                        ----               ------

               COMMON STOCKS -- 82.1%
               AGRICULTURE -- 0.1%
       6,000   Cadiz Inc.+ ...............    $    53,214         $    48,000
                                              -----------         -----------
               BUSINESS SERVICES -- 1.5%
      22,000   Verio Inc.+ ...............      1,285,497           1,220,656
                                              -----------         -----------
               COMMUNICATIONS EQUIPMENT -- 0.8%
      30,000   Furukawa Electric
                 Co. Ltd. ................        456,622             626,325
                                              -----------         -----------
               ENERGY AND UTILITIES: ELECTRIC -- 18.5%
      48,000   Bangor Hydro-Electric Co. .        777,719           1,125,000
       5,000   Cleco Corp. ...............        153,250             167,500
      35,000   CMP Group Inc. ............        942,388           1,025,937
     122,000   Conectiv Inc. .............      2,187,319           1,898,625
      39,521   DPL Inc. ..................        767,321             866,992
     210,800   El Paso Electric Co.+ .....      1,904,072           2,358,325
      40,000   Florida Progress Corp. ....      1,861,054           1,875,000
      22,000   FPL Group Inc. ............      1,052,538           1,089,000
      34,000   IPALCO Enterprises Inc. ...        697,838             684,250
      51,000   Maine Public Service Co. ..        918,644           1,026,375
      16,000   Niagara Mohawk
                 Holdings Inc. ...........        241,925             223,000
      58,706   SCANA Corp. ...............      1,496,943           1,416,282
      18,000   TECO Energy Inc. ..........        376,025             361,125
      20,000   Unisource Energy Corp.+ ...        236,625             300,000
      25,000   United Illuminating Co. ...      1,096,481           1,093,750
                                              -----------         -----------
                                               14,710,142          15,511,161
                                              -----------         -----------
               ENERGY AND UTILITIES: INTEGRATED -- 18.1%
      28,000   CH Energy Group Inc. ......        955,919             950,250
      32,000   Cinergy Corp. .............        883,099             814,000
      50,000   Florida Public
                 Utilities Co. ...........        792,675             781,250
     100,000   LG&E Energy Corp. .........      2,297,908           2,387,500
      10,000   Madison Gas &
                 Electric Co. ............        206,875             197,500
      85,000   MCN Energy Group Inc. .....      2,043,562           1,816,875
      13,000   Minnesota Power Inc. ......        222,463             225,062
      10,000   Montana Power Co. .........        313,312             353,125
      95,000   Northeast Utilities .......      2,031,386           2,066,260
      48,000   NSTAR .....................      2,068,819           1,953,000
      80,000   RGS Energy Group Inc. .....      2,012,462           1,780,000
       5,332   Vectren Corp. .............        105,450              91,977
     100,000   Western Resources Inc. ....      1,636,501           1,550,000
       7,000   WPS Resources Corp. .......        204,319             210,437
                                              -----------         -----------
                                               15,774,750          15,177,236
                                              -----------         -----------
               ENERGY AND UTILITIES: NATURAL GAS -- 25.3%
      42,000   AGL Resources Inc. ........        772,225             669,375
      26,500   Berkshire Energy Resources         698,604             990,438

                                                                    MARKET
   SHARES                                        COST               VALUE
   ------                                        ----               ------

      45,000   Columbia Energy Group .....    $ 2,842,844         $ 2,953,125
       7,500   CTG Resources Inc. ........        274,362             275,156
      31,000   Delta Natural Gas Co. Inc.         519,099             472,750
      20,000   Dynegy Inc., Cl. A ........        623,938           1,366,250
      60,985   Eastern Enterprises .......      2,834,841           3,842,055
      54,000   EnergyNorth Inc. ..........      2,488,983           3,199,500
      17,000   Fall River Gas Co. ........        351,644             374,000
       2,000   National Fuel Gas Co. .....         91,731              97,500
      12,000   Nicor Inc. ................        434,475             391,500
      20,000   Peoples Energy Corp. ......        704,031             647,500
      28,000   Piedmont Natural
                 Gas Co. Inc. ............        843,617             743,750
      30,000   Providence Energy Corp. ...        921,406           1,215,000
      25,000   SEMCO Energy Inc. .........        393,000             325,000
     104,000   Southwest Gas Corp. .......      2,914,594           1,820,000
       5,000   Southern Union Co.+ .......         78,225              79,062
      22,000   Valley Resources Inc. .....        494,025             530,750
      15,000   Vastar Resources Inc. .....      1,225,312           1,231,875
                                              -----------         -----------
                                               19,506,956          21,224,586
                                              -----------         -----------
               ENERGY AND UTILITIES: WATER -- 11.8%
       8,000   American States Water Co. .        266,713             238,000
      11,000   Artesian Resources Corp.,
                 Cl. A ...................        257,250             253,000
      23,000   Azurix Corp.+ .............        296,900             161,000
      21,000   Birmingham Utilities Inc. .        441,406             262,500
      20,520   California Water
                 Service Group ...........        566,928             497,610
      12,000   Connecticut Water
                 Service Inc. ............        355,489             321,000
      36,000   E'Town Corp. ..............      1,923,767           2,391,750
      15,000   Middlesex Water Co. .......        429,682             429,375
       4,000   Pennichuck Corp. ..........         96,331             105,000
      12,500   SJW Corp. .................      1,320,360           1,485,938
       4,000   Southwest Water Co. .......         52,062              52,000
     105,500   United Water
                 Resources Inc. ..........      3,498,316           3,679,313
                                              -----------         -----------
                                                9,505,204           9,876,486
                                              -----------         -----------
               SATELLITE -- 0.3%
       2,500   General Motors Corp.,
                 Cl. H+ ..................        232,537             219,375
                                              -----------         -----------
               TELECOMMUNICATIONS -- 4.9%
       2,000   ALLTEL Corp. ..............        128,475             123,875
       4,000   AT&T Canada Inc., Cl. B+ ..        121,540             132,750
      75,000   CenturyTel Inc. ...........      2,810,448           2,156,250
      80,000   Citizens
                 Communications Co. ......        930,800           1,380,000
       3,000   Global Crossing Ltd.+ .....         87,625              78,938
       1,000   Qwest Communications
                 International Inc.+ .....         44,050              49,688


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)


                                                                    MARKET
   SHARES                                        COST               VALUE
   ------                                        ----               ------

               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
       1,000   SBC Communications Inc. ...    $    42,675         $    43,250
       2,000   US West Inc. ..............        145,975             171,500
                                              -----------         -----------
                                                4,311,588           4,136,251
                                              -----------         -----------
               WIRELESS COMMUNICATIONS -- 0.8%
       7,000   Telephone & Data
                 Systems Inc. ............        695,163             701,750
                                              -----------         -----------
               TOTAL COMMON
                 STOCKS ..................     66,531,673          68,741,826
                                              -----------         -----------

               PREFERRED STOCKS -- 1.2%
               TELECOMMUNICATIONS -- 1.2%
      15,000   Citizens Communications Co.,
                 5.00% Cv. Pfd. ..........        746,741           1,010,625
                                              -----------         -----------
  PRINCIPAL
    AMOUNT
  ----------

               U.S. GOVERNMENT OBLIGATIONS -- 16.6%
 $13,983,000   U.S. Treasury Bill,
                 5.52%++, due 08/17/00 ...     13,884,785          13,884,785
                                              -----------         -----------


                                                                    MARKET
                                                 COST               VALUE
                                                 ----               ------

  TOTAL INVESTMENTS -- 99.9% .............    $81,163,199         $83,637,236
                                              ===========
  OTHER ASSETS AND
    LIABILITIES (NET) -- 0.1% ...........................             121,556
                                                                   ----------
  NET ASSETS -- 100.0%
    (10,973,832 shares outstanding) .....................          83,758,792
                                                                   ----------
  NET ASSET VALUE
    ($83,758,792 / 10,973,832 shares outstanding) .......               $7.63
                                                                        =====

---------------------
        For Federal tax purposes:
          Aggregate cost ................................         $81,163,199
                                                                  ===========
          Gross unrealized appreciation .................          $6,377,859
          Gross unrealized depreciation .................          (3,903,822)
                                                                  -----------
          Net unrealized appreciation ...................         $ 2,474,037
                                                                  ===========
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2000 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $81,163,199) ...   $83,637,236
   Cash .......................................           885
   Dividends and interest receivable ..........       219,874
                                                  -----------
   TOTAL ASSETS ...............................    83,857,995
                                                  -----------
LIABILITIES:
   Dividends payable ..........................         6,650
   Payable for investment advisory fees .......        69,443
   Payable for custodian fees .................        19,225
   Other accrued expenses .....................         3,885
                                                  -----------
   TOTAL LIABILITIES ..........................        99,203
                                                  -----------
   NET ASSETS applicable to 10,973,832
      shares outstanding ......................   $83,758,792
                                                  ===========
NET ASSETS CONSIST OF:
   Trust shares, at par value .................        10,974
   Additional paid-in capital .................    74,812,901
   Accumulated net realized gain on investments     6,460,880
   Net unrealized appreciation on investments .     2,474,037
                                                  -----------
   TOTAL NET ASSETS ...........................   $83,758,792
                                                  ===========
   NET ASSET VALUE
      ($83,758,792 / 10,973,832 shares
      outstanding; unlimited number of shares
      authorized of $0.001 par value) .........         $7.63
                                                        =====


                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
   Dividends ..................................    $1,139,755
   Interest ...................................       432,218
                                                   ----------
   TOTAL INVESTMENT INCOME ....................     1,571,973
                                                   ----------
EXPENSES:
   Investment advisory fees ...................       413,407
   Shareholder services fees ..................        97,213
   Shareholder communications expenses ........        66,314
   Legal and audit fees .......................        47,020
   Trustees' fees .............................        14,336
   Custodian fees .............................        13,065
   Miscellaneous expenses .....................        10,169
                                                   ----------
   TOTAL EXPENSES .............................       661,524
                                                   ----------
   NET INVESTMENT INCOME ......................       910,449
                                                   ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments ...........     1,797,769
   Net change in unrealized appreciation
      on investments ..........................       714,567
                                                   ----------
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS ..........................     2,512,336
                                                   ----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .........................    $3,422,785
                                                   ==========


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS ENDED
                                                                            JUNE 30, 2000         PERIOD ENDED
                                                                             (UNAUDITED)      DECEMBER 31, 1999 (A)
                                                                             ----------       ---------------------
OPERATIONS:
   Net investment income ................................................    $   910,449           $   877,430
   Net realized gain on investments .....................................      1,797,769               309,282
   Net change in unrealized appreciation on investments .................        714,567             1,759,470
                                                                             -----------           -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................      3,422,785             2,946,182
                                                                             -----------           -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ................................................       (910,449)             (877,430)
   Net realized gains on investments ....................................     (2,375,118)             (309,282)
   In excess of net realized gains on investments .......................             --              (448,378)
                                                                             -----------           -----------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................     (3,285,567)           (1,635,090)
                                                                             -----------           -----------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from Utility Trust share transactions .....        292,004            81,918,478
                                                                             -----------           -----------
   NET INCREASE IN NET ASSETS ...........................................        429,222            83,229,570
NET ASSETS:
   Beginning of period ..................................................     83,329,570               100,000
                                                                             -----------           -----------
   End of period ........................................................    $83,758,792           $83,329,570
                                                                             ===========           ===========



(a) From commencement of investment operations on July 9, 1999 through December 31, 1999.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Utility Trust ("Utility Trust") is a closed-end, non-diversified management investment company organized on February 25, 1999 as a Delaware corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. Investment operations commenced on July 9, 1999. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by Equity Trust 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to holders of record on July 1, 1999 at the rate of one share of the UtilityTrust for every ten shares of the Equity Trust.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Utility Trust, timing differences and differing characterization of distributions made by the Utility Trust.

      PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance  with the  Advisory  Agreement,  the  Adviser  provides a  continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      During the six months ended June 30, 2000, Gabelli & Company, Inc. and its affiliates received $48,210 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2000 aggregated $33,512,719 and $36,262,910, respectively.

5. CAPITAL. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2000, the Utility Trust did not repurchase any shares of its common stock in the open market.

      Transactions in shares of beneficial interest were as follows:

                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2000                    PERIOD ENDED
                                                                   (UNAUDITED)                   DECEMBER 31, 1999
                                                              ---------------------         -------------------------
                                                              Shares        Amount            Shares         Amount
                                                              ------        ------            ------         ------
Shares issued immediately prior to
  the spin-off from the Equity Trust .......................      --             --         10,598,302     79,487,260

Shares issued by the Utility Trust .........................      --             --            301,809      2,262,562
Shares issued upon reinvestment
  of dividends and distributions ...........................  37,986       $292,004             22,402        168,656
                                                              ------       --------         ----------     ----------
Net increase ...............................................  37,986       $292,004         10,922,513     81,918,478
                                                              ======       ========         ==========     ==========

6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UTILITY TRUST COMMON SHARE                       SIX MONTHS ENDED  PERIOD ENDED
OUTSTANDING THROUGHOUT EACH PERIOD:                                    JUNE 30, 2000   DECEMBER 31,
OPERATING PERFORMANCE:                                                  (UNAUDITED)      1999 (A)
                                                                        ----------       ------
   Net asset value, beginning of period ...........................      $  7.62         $ 7.50
                                                                         -------         ------
   Net investment income ..........................................         0.08           0.08
   Net realized and unrealized gain on investments ................         0.23           0.19
                                                                         -------         ------
   Total from investment operations ...............................         0.31           0.27
                                                                         -------         ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..........................................        (0.08)         (0.08)
   Net realized gain on investments ...............................        (0.22)         (0.03)
   In excess of net realized gain on investments ..................           --          (0.04)
                                                                         -------         ------
   Total distributions ............................................        (0.30)         (0.15)
                                                                         -------         ------
   NET ASSET VALUE, END OF PERIOD .................................      $  7.63        $  7.62
                                                                         =======        =======
   Market value, end of period ....................................      $  7.94        $  7.63
                                                                         =======        =======
   Net asset value total return+ ..................................         4.13%          3.62%
                                                                         =======        =======
   Total investment return+ .......................................         8.25%          3.70%
                                                                         =======        =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...........................      $83,759        $83,330
   Ratio of net investment income to average net assets (c) .......         2.20%(b)       2.27%(b)
   Ratio of operating expenses to average net assets (c) ..........         1.60%(b)       1.75%(b)
   Portfolio turnover rate ........................................           49%            37%

 --------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of investment operations on July 9, 1999 through December 31, 1999.
(b) Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan. VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                             DIRECTORS AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT
  GABELLI & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT
  DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN
  THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT AND TREASURER

James E. McKee
  SECRETARY

David I. Schachter
  VICE PRESIDENT AND OMBUDSMAN

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING
                                          Common
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     10,973,832

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                  SEMI-ANNUAL REPORT
                                                  JUNE 30, 2000

                                                                     GBFUF 06/00